Exhibit 10.26AE

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-FIFTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Thirty-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the terms of the Agreement, CSG has the ability to provide batch financial extract data files, as and when requested by Customer and implemented by CSG, for delivery to Customer [*******] (the “[*******] Financial Extracts”); and

WHEREAS, CSG currently delivers certain [*******] Financial Extracts to Customer; and

WHEREAS, Customer has requested that CSG implement and deliver additional [*******] Financial Extracts; and

WHEREAS, CSG and Customer each acknowledge and agree that such processing and delivery of the [*******] Financial Extracts impacts CSG processing capacity; and

WHEREAS, CSG and Customer agree to amend the Agreement to include terms and conditions for processing and delivery of the [*******] Financial Extracts.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows:

1.

Effective upon execution of this Amendment, Schedule F, “Fees,” of the Agreement shall be amended to add a new subsection Q, “[*******] Financial Extracts,” to Subsection “X” “Custom Implementation Services,” of Section III., “Payment Procurement,” as follows:

Exhibit 10.26AE

Q. Monthly Financial Extracts

Description of Item/Unit of Measure	Frequency	Fee
1. Revenue Transaction Earned/Unearned Data Extract
a. Design, development and programming (Note 1)	[********]	[*****]
b. Extract Processing Fee (per [**** *******])
i) Delivery non-compliant with the Financial Delivery SLAs (Note 2)	[*******]	[******]
ii) Delivery compliant with the Financial Delivery Data SLAs (Note 2)	[*******]	$[*********]
2. Account Delinquency and Bad Debt Data Extract
a. Design, development and programming (Note 1)	[********]	[*****]
b. Extract Processing Fee (per [**** *******])
i) Delivery non-compliant with the Financial Delivery SLAs (Note 2)	[*******]	[******]
ii) Delivery compliant with the Financial Delivery Data SLAs (Note 2)	[*******]	$[********]

Note 1: [*******] Financial Extracts are available for Customer pursuant to executed Statements of Work for each Customer-requested [*******] Financial Extract.

Note 2: The [*******] Financial Extracts are subject to service level agreements with respect to the timing of their delivery as more specifically described in Schedule H, “Service Level Agreement,” Exhibit H-5, “Service Levels,” Table E, Line Item 8, “Financial Data Delivery” (the "Financial Delivery Data SLAs").  However, CSG and Customer have agreed CSG shall deliver the [*******] Financial Extracts in a manner that is compliant or non-compliant with the Financial Delivery Data SLAs as determined by Customer and subject to additional fees.  Customer and CSG have further agreed CSG shall deliver the [*******] Financial Extract in a manner that is non-compliant with the requirements of the Financial Delivery Data SLAs and therefore the associated fees for delivery shall be [******].  Customer may require CSG to comply with the Financial Deliver Data SLAs by requesting [***** (**) ****] prior to the date of delivery of the [*******] Financial Extract and the Extract Processing Fees specified in 1(b)ii and/or 2(b)ii of the table above shall then apply.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: SVP – Billing Strategy and Operation	Title: Gregory L. Cannon
Name: Mike Ciszek	Name: SVP, General Counsel & Secretary
Date: 10/17/19	Date: 10/18/19